UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2025

CV SCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-54677	80-0944970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9530 Padgett Street, Suite 107 San Diego, California		92126
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 290-2157

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On February 12, 2025, CV Sciences, Inc., a Delaware corporation (the “Company”) entered into a Note Purchase Agreement (“Purchase Agreement”) with an institutional investor (“Investor”), pursuant to which the Company issued and sold to the Investor a Secured Promissory Note in the original principal amount of $1,600,000 (the “Note”). The Note carries an original issuance discount of $400,000 which was deducted from the proceeds of the Note received by the Company which resulted in a purchase price received by the Company of $1,200,000. In addition, the Company paid $10,000 to the Investor to cover its legal fees.

The Company entered into an agreement (“Agreement”) with the Investor on September 12, 2025 (“Effective Date”). The Agreement amended the Note and the Purchase Agreement to, among other things: (a) provide for a new maturity date of February 12, 2027, (b) provide that the monthly redemption amount consists of (i) $106,666.67 of the outstanding principal amount of the Note on each of the first 3 monthly redemption dates, (ii) $0 of the outstanding principal amount of the note on each of the next 6 monthly redemption dates, and (iii) $106,666.67 of the outstanding principal amount of the Note on each of the subsequent 12 monthly redemption dates, in each case plus accrued but unpaid interest, if any, (c) provide to the Investor $150,000 in cash.

Other than as modified above, the terms of the Note and Purchase Agreement remain in full force and effect.

The preceding descriptions of the terms of the Agreement do not purport to be complete and are qualified in their entirety by the full text of the Agreement which is filed as an exhibits to this report and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Agreement dated September 12, 2025 (confidential portions of the exhibit have been omitted where indicated)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CV SCIENCES, INC.

Date: September 18, 2025	By:	/s/ Joseph Dowling
Joseph Dowling
Chief Executive Officer